 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. 1
(to Form 8-K Current Report
of report date February 25, 2011, filed March 3, 2011)

Date of this Report (Date of earliest event reported): February 22, 2011

Isdera North America, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-52844	11-288589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 9B Block 1, Xintuo Garden No.1 Street, Shixia Bei, Futian District
Shenzhen, P.R. China 518000
 (Address of principal executive offices including postal code)

(86) 137-2373-7042
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed with respect to our Current Report on Form 8-K dated February 25, 2011, filed with the U.S. Securities and Exchange Commission ("SEC") on March 3, 2011.

Item 4.01 Changes in Registrant's Certifying Accountant.

In connection with our acquisition of Fantaly Travel Holdings Group, Ltd., consummated on February 22, 2011, (as hereinafter described and referred to as the "Acquisition"), and the change in control of our company caused thereby, we determined to dismiss the accounting firm of Etania Audit Group P.C., formerly Davis Accounting Group P.C. (our "Former Accountant"), the accounting firm engaged to audit our financial statements for the fiscal years ended December 31, 2009, and 2008.  At that time, we also determined to engage the firm of Goldman Kurland Mohidan, LLP, ("GKM") as our independent registered public accountants to audit our financial statements for the fiscal years ending December 31, 2010 and 2009.

Our Former Accountant's reports on our financial statements for the fiscal years ending December 31, 2009 and 2008 contained no adverse opinion or a disclaimer of opinion. However, our Former Accountant's opinions for the fiscal years then ended were qualified as to uncertainty, in that our Former Accountant's reports raised substantial doubt about our ability to continue as a going concern.

To the best of our knowledge, during our fiscal years ending December 31, 2009 and 2008, and the subsequent interim period preceding our Former Accountant's dismissal, there were no disagreements with our Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. However, on or about March 2, 2011, our Board of Directors learned that since September 2008, our Former Accountant was not licensed and/or not in good standing as a certified public accountant, as more particularly described in our Current Report on Form 8-K dated February 25, 2011, filed with the SEC on March 3, 2011.

Before we engaged GKM, the firm acted as the independent registered public accountants for Shenzhen Feilaifa Aviation Service Co., Ltd ("FeiLaiFa"). FeiLaiFa is a subsidiary of Fantaly Travel Holdings Group, Ltd. ("FTHG"), the company we acquired on February 22, 2011. The terms of the Acquisition, and the change in control caused thereby, are more particularly described in our Current Report on Form 8-K dated February 22, 2011, filed with the SEC on that date.

On February 25, 2011, we entered into a written engagement letter with GKM formally engaging the firm as our independent registered public accountants. Pursuant to the terms of their engagement, GKM has agreed to audit our financial statements for the fiscal years ended December 31, 2010, and 2009. Our Board of Directors approved the terms of the engagement of GKM effective February 25, 2011.

During the years ended December 31, 2010 and 2009, and through the effective engagement date of February 25, 2011, we did not consult with GKM on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our financial statements, or any other matter that was the subject of a disagreement or a reportable event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ISDERA NORTH AMERICA, INC.

Date: March 23, 2011	By: /s/ Zhi Hai Peng
Zhi Hai Peng
Chief Executive Officer